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                                                                                    Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2003

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION
---------------                                                                  ----------------
Avalon Financial Services, Ltd                                                   Cayman Islands
Baroid Algeria de Service aux Puits SpA                                          Algeria
Baroid Corporation                                                               United Kingdom
Baroid de Venezuela, S.A.                                                        Venezuela
Baroid GmbH                                                                      Germany
Baroid International Inc.                                                        United States
Baroid International Trading, LLC                                                United States
Baroid Limited                                                                   United Kingdom
Baroid Nigeria, Inc.                                                             United States
Baroid of Nigeria Limited                                                        Nigeria
Beheersmaatschappij van Aandelen in Textielverwerkende Ondernemingen
"Betex" B.V."                                                                    Netherlands
BITC (US) LLC                                                                    United States
BITC Holdings (US) LLC                                                           United States
BPM Minerals, LLC                                                                United States
Breswater Marine Contracting B.V.                                                Netherlands
Brown & Root Cayman Holdings, Inc.                                               Cayman Islands
Brown & Root Construction Pty Ltd                                                Australia
Brown & Root Projects Pty Ltd                                                    Australia
Cebar Sdn. Bhd.                                                                  Brunei Darussalam
Combisa, S. de R.L. de C.V.                                                      Mexico
Corporacion Mexicana de Mantenimiento Integral S. de R.L. de C. V.               Mexico
Devonport Management Limited                                                     United Kingdom
Devonport Royal Dockyard Limited                                                 United Kingdom
DII Industries, LLC                                                              United States
Dresser Kellogg Energy Services (Nigeria) Ltd.                                   Nigeria
Dresser Kellogg Energy Services Inc.                                             United States
Georgetown Finance Ltd                                                           Caymans Islands
Granherne International (Holdings) Ltd                                           United Kingdom
Granherne Limited                                                                United Kingdom
GVA Consultants Aktiebolag                                                       Sweden
Halliburton Acquisitions Limited                                                 United Kingdom
Halliburton Affiliates, LLC                                                      United States
Halliburton Argentina S.A.                                                       Argentina
Halliburton AS                                                                   Norway
Halliburton Australia Pty. Ltd.                                                  Australia
Halliburton B.V.                                                                 Netherlands
Halliburton C.I.C.S. Inc.                                                        Cayman Islands
Halliburton Canada Holdings, Inc.                                                United States
Halliburton Company                                                              United States
Halliburton Company Germany G.m.b.H.                                             Germany
Halliburton Consolidated Pty Ltd                                                 Australia

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

                                                                                    Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2003
                                                (continued)

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION
---------------                                                                  ----------------
Halliburton de Mexico, S. de R.L. de C.V.                                        Mexico
Halliburton Denmark A/S                                                          Denmark
Halliburton Energy Development (North Sea), Inc.                                 United States
Halliburton Energy Services (Malaysia) Sdn. Bhd.                                 Malaysia
Halliburton Energy Services Nigeria Limited                                      Nigeria
Halliburton Energy Services, Inc.                                                United States
Halliburton EPC-22 Holdings, S. de R.L. de C.V.                                  Mexico
Halliburton Equipment Company S.A.E.                                             Egypt
Halliburton Far East Pte Ltd                                                     Singapore
Halliburton Global, Ltd.                                                         Cayman Islands
Halliburton Group (Barbados) SRL                                                 Barbados
Halliburton Group Canada (Partnership)                                           Canada
Halliburton Group Canada Inc.                                                    Canada
Halliburton Group Holdings (1) Company                                           Canada
Halliburton Holding Germany GmbH                                                 Germany
Halliburton Holdings (No. 2) Limited                                             United Kingdom
Halliburton Holdings (No. 3) Limited                                             United Kingdom
Halliburton Holdings 2002 B.V.                                                   Netherlands
Halliburton I Cayman, Ltd.                                                       Cayman Islands
Halliburton Industries AG                                                        Liechtenstein
Halliburton Interim, Inc.                                                        United States
Halliburton International, Inc.                                                  United States
Halliburton Italiana S.p.A.                                                      Italy
Halliburton Latin America S.A.                                                   Panama
Halliburton Limited                                                              United Kingdom
Halliburton Manufacturing and Services Limited                                   United Kingdom
Halliburton Netherlands Operations B.V.                                          Netherlands
Halliburton Norway Holdings C.V.                                                 Netherlands
Halliburton Operations Nigeria Limited                                           Nigeria
Halliburton Overseas Limited                                                     Cayman Islands
Halliburton Products & Services Limited                                          Cayman Islands
Halliburton Produtos Ltda.                                                       Brazil
Halliburton Sakhalin Limited                                                     Cyprus
Halliburton S.A.S.                                                               France
Halliburton Servicos Ltda.                                                       Brazil
Halliburton Trinidad Limited                                                     Trinidad and Tobago
Halliburton West Africa Ltd.                                                     Cayman Islands
Halliburton Worldwide Limited                                                    Cayman Islands
HBR Energy, Inc.                                                                 United States
HBR NL Holdings, LLC                                                             United States
HED (Indonesia), Inc.                                                            United States

                                       21-2

                                                                                    Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2003
                                              (continued)

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION
---------------                                                                  ----------------
HES Corporation                                                                  United States
HES Holding, Inc.                                                                United States
HES Indonesia Holdings, Inc.                                                     United States
HES Oilfield Operations (Nigeria), Inc.                                          United States
Howard Humphreys & Partners Limited                                              United Kingdom
Howard Humphreys Group Limited                                                   United Kingdom
KBR Australia Pty Ltd                                                            Australia
KBR Group Holdings, LLC                                                          United States
KBR Holdings Pty Ltd                                                             Australia
KBR Indonesia Holdings, Inc.                                                     United States
KBR Overseas, Inc.                                                               United States
KBR Production Services Pty Ltd                                                  Australia
KBR Technical Services, Inc.                                                     United States
KBR Water Services Pty Ltd                                                       Australia
Kellogg Brown & Root (Canada) Company                                            Canada
Kellogg Brown & Root (Services) Limited                                          United Kingdom
Kellogg Brown & Root (U.K.) Limited                                              United Kingdom
Kellogg Brown & Root Algeria Inc.                                                United States
Kellogg Brown & Root Asia Pacific Pte Ltd                                        Singapore
Kellogg Brown & Root DH Limited                                                  United Kingdom
Kellogg Brown & Root Holding B.V.                                                Netherlands
Kellogg Brown & Root Holdings (U.K.) Limited                                     United Kingdom
Kellogg Brown & Root Holdings Limited                                            United Kingdom
Kellogg Brown & Root International, Inc. (A Delaware Corporation)                United States
Kellogg Brown & Root International, Inc. (A Panamanian Corporation)              Panama
Kellogg Brown & Root Limited                                                     United Kingdom
Kellogg Brown & Root Netherlands B.V.                                            Netherlands
Kellogg Brown & Root Offshore Contractors 2 B.V.                                 Netherlands
Kellogg Brown & Root Projects Limited                                            United Kingdom
Kellogg Brown & Root Pty Ltd                                                     Australia
Kellogg Brown & Root, Inc.                                                       United States
Kellogg Overseas Corporation                                                     United States
Kinhill Holdings Pty Ltd                                                         Australia
Kinhill Pacific Pty Ltd                                                          Australia
Landmark EAME Limited                                                            United Kingdom
Landmark Graphics AS                                                             Norway
Landmark Graphics Corporation                                                    United States
Laurel Financial Services B.V.                                                   Netherlands
M. W. Kellogg Constructors Inc.                                                  United States
M. W. Kellogg Limited                                                            United Kingdom
Mashhor Well Services Sdn Bhd                                                    Brunei Darussalam

                                       21-3
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                                                                                    Exhibit 21
                                             HALLIBURTON COMPANY
                                       Subsidiaries of the Registrant
                                              December 31, 2003
                                               (continued)

                                                                                 STATE OR COUNTRY
NAME OF COMPANY                                                                  OF INCORPORATION
---------------                                                                  ----------------
Mid-Valley, Inc.                                                                 United States
North Sea Assets Limited                                                         United Kingdom
Oilfield Services Receivable Corporation                                         United States
P.T. Brown & Root Indonesia                                                      Indonesia
Personal Para Soluciones Optimas, S de RL de CV                                  Mexico
PetroData AS                                                                     Norway
Petroleum Engineering Services Norge AS                                          Norway
PT Baroid Indonesia                                                              Indonesia
PT Halliburton Indonesia                                                         Indonesia
PT Halliburton Logging Services Indonesia                                        Indonesia
Rockwater Holdings Limited                                                       United Kingdom
Rockwater Limited                                                                United Kingdom
Security DBS N.V.                                                                Belgium
Servicios Halliburton De Venezuela, S.A.                                         Venezuela
Servicios Profesionales Petroleros, S. de R.L. de C.V.                           Mexico
Sigma 3 (North Sea) Limited                                                      United Kingdom
Sperry-Sun Saudi Arabia Ltd.                                                     Saudi Arabia
SubSahara Serivces Inc                                                           United States
WLTD Limited                                                                     United Kingdom
WLTD, Inc.                                                                       United States
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